©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.
Avanex Investor Presentation
Raymond James Conference
March 6, 2007
Orlando, FL
Exhibit 99.1

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Safe Harbor
This Presentation contains forward-looking statements, including statements regarding expected financial and operating results, the divestiture of Avanex France, market and product strategy, market and product outlook, financial and operating goals and initiatives and improvements in cost structure. Actual results could differ materially from those projected in or contemplated by the forward-looking statements.
Factors that could cause actual results to differ include general economic conditions, the pace of spending in the telecommunications industry and in particular the optical networks industry, market demand and price of our products, the company’s ability to sufficiently anticipate market needs and develop products and enhancements that achieve market acceptance, problems or delays in reducing the cost structure of the company, including problems associated with the divestiture of Avanex France, the company’s ability to effect its restructuring goals and to successfully transfer operations to lower cost regions, any slowdown or deferral of orders for products, higher than anticipated expenses the company may incur in future quarters or the inability to identify expenses which can be eliminated.
Please also refer to the risk factors contained in the company’s SEC filings including the company’s Annual Report on Form 10-K filed with the SEC on Sept. 28, 2006, Quarterly
Reports filed on Form 10-Q filed on Nov. 9, 2006 and Feb. 7, 2007 and subsequent filings with the SEC. Avanex assumes no obligation and does not intend to update any forward-
looking statements, whether as a result of new information, future events or otherwise.

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Investment Highlights
•
Telecom Optics Leader
•
Growing Markets
•
Leading Global Customers
•
Low-Cost Operating Model
•
Strong and Sustained Financial Improvements

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Industry Consolidator
•
Amplifiers and dispersion
compensators
•
Passive module and subsystem leader
•
Optronics business
•
Strong OEM relationships
•
Venture funded start-up
•
Photonic technology business
•
Optical subsystems
•
Transponder leader
1997
2003
Today
CORNING
•
Broad product offering
•
Robust IP portfolio of 591 patents
•
Key telecom OEMs as customers

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presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Avanex: Present Day
Bangkok, Thailand San Donato, Italy
•
Innovation Center and Fab
•
158 Employees
•
Divestiture of fabs & 138
employees expected to close
in April-May 2007
Nozay, France
•
Headquarters and Innovation
Center
•
116 Employees
Fremont, CA
Horsehead, NY
•
Innovation Center
•
47 Employees
•
Innovation Center
•
113 Employees
•
Centralized Operations Center
•
Logistics for CM Partners
•
172 Employees
Shanghai, China
•
Development Center
•
59 Employees
Dec. 31, 2006: 665 Employees
4 sites in N. America and Europe
2 sites in Asia
Centralized Lower Cost Manufacturing with
Small Development Centers Close to Customers

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presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.
Consolidation Performance
•
Revenue
•
Average annual growth of 26%
(a)
•
Gross margin
•
3.5 points average improvement per quarter
(b)
(a) FY2004 compared with Q2FY2007 Trailing Twelve Months (TTM)
(b) Q2FY2007 compared to Q4FY2004

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Operating Model
Hybrid R&D Low Cost Manufacturing
•
Contract Manufacturing
•
Centralized Supply Chain
Management
•
Leverage Engineering Talent in
Asia
•
Higher Levels of Productivity
•
Increase Time in Market
•
Ability to Scale Quickly
•
Increased Productivity
•
Increased R&D Effectiveness
•
Improved Financial Performance
Demonstrated Achievements

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Market Strategy
•
Optical communications equipment leader
•
Strong module and subsystem provider
•
Optical design, software and controls as key differentiators
•
Possess key component technologies
•
Highly differentiated products
•
Increase margin

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Metro & Long Haul Markets
•
Estimate metro to grow approximately 14% in CY2007
•
Estimate long haul to grow approximately 11% in
CY2007
•
General agreement with overall market surveys
•
Strong demand for low-cost solutions that enable
flexible networks
•
Modules and subsystems that integrate functionality
•
First half of CY2007 flat market demand with growth in
the latter half of year

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Leading Global Customers
North America Europe Asia

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Global Optical Systems Market
Other
12%
NEC
3%
Alcatel /
Lucent
18%
Huawei
15%
Ericsson /
Marconi
12%
Nortel
10%
Tellabs
8%
Siemens
7%
Fujitsu
6%
Cisco
3%
ZTE
6%
Source: IDC, 2006.
2005 Optical System Estimates

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confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.
Product Overview

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Telecom Link
“Mux/Demux”
Combines different optical signals onto one fiber
“Optical Amplifier”
Boosts optical strength
for long distance links
“Dispersion Compensation”
Fixes signal degradation
associated with long distances
“Add/Drop”
Allows carrier to put on, or take off, data streams
“Transceiver/Transponder”
Sends and receives optical signal

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Recent Product Announcements
March 7, 2006
10G XFP-E MSA
March 3, 2006
DQPSK Modulator
February 28, 2006
Pluggable EDFA
March 2, 2006
OPM Portfolio
March 14, 2006
L-Band Tunable TXP
March 28, 2006
Low Loss DCM
March 21, 2006
1x4 Compact Switch
April 11, 2006
Ultra-thin EDFA
April 4, 2006
Ultra Low Voltage Mod
May 16, 2006
Optical Protection Switch
Sept. 25, 2006
Integrated Amplifier

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Leader in Markets
Diverse technical strengths spanning from optical to software and electrical to mechanical
Technical Expertise
Network Managed
Subsystems
Amplification and
Dispersion Compensation
Micro-Optics
LiNbO
3
Fiber Bragg Grating
Optical Interfaces
GaAs
InP
Experienced technology and business leader
Experienced innovation leader
Leader in advanced modulation schemes and secure communication technologies, including quantum cryptography and photonic firewalls
Product line to be divested. Filters for applications ranging from submarine and terrestrial pumps
Highly differentiated solutions for metro and long-haul applications
Product line to be divested. Terrestrial and submarine pump lasers
Product line to be divested.
Avanex is a Market Leader in Network Managed Subsystems, Optical Amplification, Dispersion Compensation, Micro-
Optics, LiNbO
3
and FBG
Position
Market
Leader
(a)
Market
Leader
(a)
Market
Leader
(a)
Market
Leader
(a)
Market
Leader
(a)
Growing
Presence
Growing
Presence
Historical
Leadership
Key Points
(a) Market leader is defined as the top three vendors in a given technical expertise.

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.
Financial Summary

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Financials Improving
(a)  Non-GAAP adjustments remove the effect of non-recurring events and stock-based compensation. Please see tables of reconciliation of GAAP Net Loss Per Share to Non-GAAP Net Loss Per Share at the end of this presentation.
Non-GAAP Net Loss Per Share
(a)
($0.13)
($0.11)
($0.09)
($0.07)
($0.05)
($0.03)
($0.01)
$0.01

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Q2FY2007 Highlights
•
Record Revenue of $55.6M
•
Year-over-year increase of 54%
•
Sequential growth of 9%
•
Record gross margin of 19%
•
Nine percentage point increase from Q1FY2007
•
Five programs implemented to improve margin
•
Non-GAAP net loss decreased 50% to $3.5M or $0.02
per share
(a)
(a)  Non-GAAP adjustments remove the effect of non-recurring events and stock-based compensation. Please see tables of reconciliation of GAAP Net Loss Per Share to Non-GAAP Net Loss Per Share at the end of this presentation.

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Divestiture and Financing
•
Strong improvement in profitability
•
Divests high fixed-cost III-V fabs in France
•
Expected to save $12M to $16M annually beginning in Q4FY2007
•
Quarterly savings of $3M to $4M
•
Expected to close in the mid-April to May timeframe
•
Minimal revenue impact
•
Divested revenue streams represented ~$3M in Q2FY2007
•
Produces solid balance sheet
•
Raised $20 million in equity PIPE to fund divestiture
•
Payments to purchasers of French fabs at closing will total ~$17M
•
Will remove restructuring liabilities in France
•
Convertible debt eliminated through conversion; company now
free of debt
(a)  Non-GAAP adjustments remove the effect of non-recurring events and stock-based compensation. Please see tables of reconciliation of GAAP Net Loss Per Share to Non-GAAP Net Loss Per Share at the end of this presentation.

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Path to Profitability
•
We expect to achieve non-GAAP profitability the first
quarter following the divestiture of our French fabs
(a)
•
The GAAP accounting of the divestiture, including one-
time charges, has not yet been finalized, but we will
provide that information as available
(a) Non-GAAP adjustments remove the effect of non-recurring events, including restructuring charges associated with the divestiture of our French fabs, and stock-based compensation. Please refer to the “safe harbor” language at the beginning of this presentation.

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Consolidated Income Statement
($ in millions, except per share data)
Revenue
Gross Margins (GAAP)
SG&A and R&D
(a)
Non-GAAP Net Earnings / (Loss) Per Share
(b)
Note: Fiscal Year ended 6/30.
(a) Includes stock-based compensation.
(b) Non-GAAP adjustments remove the effect of non-recurring events and stock-based compensation.
(c) Includes $2.1 million in legal, accounting and consulting expenses related to transactions that were not completed.  Without these expenses, SG&A and R&D was 30% of revenue.
Please see reconciliation tables of GAAP Net Loss Per Share to Non-GAAP Net Loss Per Share at the end of this presentation.
$50.9
10%
29%
($0.03)
FY 2006
Q2 Q3
$36.1
8%
33%
($0.07)
Q4
$40.1
4%
31%
($0.06)
$45.5
4%
28%
($0.04)
FY 2007
Q1
$55.6
19%
34%
($0.02)
Q2
(c)

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Improving Productivity
Global Headcount Improved Productivity
Note:  Employees include full-time employees, contractors and temps.
HC in Asia
Revenue Revenue Per
U.S. / Eur.  HC
Per HC
HC in U.S. & Eur.
0
200
400
600
800
1000
1200
Q1'05 Q2'05 Q3'05 Q4'05 Q1'06 Q2'06 Q3'06 Q4'06 Q1'07 Q2'07
0

Q1'05 Q2'05 Q3'05 Q4'05 Q1'06 Q2'06 Q3'06 Q4'06 Q1'07 Q2'07

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Balance Sheet Summary
12/31/05 3/31/06 6/30/06 9/30/06 12/31/06
Assets
Cash 48.0 $     82.1 $    74.3 $    61.9 $    57.9 $
Accounts receivable, net* 29.3        33.3       37.2       49.8       52.6
Inventories, net 30.4        30.1       18.4       17.0       21.9
Property and equipment, net 6.7          6.1         5.7         6.0         6.1
Liabilities
Accounts payable* 36.4 $     39.5 $    42.8 $    44.7 $    52.7 $
Accrued restructuring 30.5        23.9       19.6       18.2       17.5
Convertible notes 26.7        6.1         4.6         4.3         4.4
Shareholders Equity
20.9        79.5       73.3       66.6       59.4
*Including related party amounts

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Investment Highlights
•
Telecom Optics Leader
•
Growing Markets
•
Leading Global Customers
•
Low-Cost Operating Model
•
Strong and Sustained Financial Improvements

©2007 Avanex, Inc. All rights reserved. CONFIDENTIALITY NOTICE: The information contained in this presentation is Avanex confidential information. Any dissemination, distribution or copying of this presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Appendix

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presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

Reconciliation Table
Note: Fiscal Year ended 6/30.
(a)  Non-GAAP adjustments remove the effect of non-recurring events and stock-based compensation.
NON-GAAP NET LOSS
Q1/FY05 Q2/FY05 Q3/FY05 Q4/FY05 Q1/FY06 Q2/FY06 Q3/FY06 Q4/FY06 Q1/FY07 Q2/FY07
Net loss, GAAP
(22,322) $     (24,351) $      (18,886) $     (42,812) $   (16,923) $   (18,543) $  (10,167) $ (9,059) $   (9,714) $   (8,553) $
Adjustments to measure non-GAAP:
Amortization of intangibles
1,239 1,242 1,242 2,000 1,765 1,385 1,386 912 852 656
Share-based payments
83 157 53 73 442 618 1,242 2,150 1,888 1,813
Restructuring, without share-based payments
2,588 5,441 14 21,229 29 2,926 140 (1,252) (70) 433
(Gain) loss on disposal of property and equipment
- (1,476) (410) 36 7 (775) (2,486) (1,810) (20) (28)
Due diligence expenses related to abandoned acquisition activity
- - - - - - - - - 2,146
Excess, obsolete RoHS
- - - - - - 951 - - -
Loss on debt refinancing
- - - - - 4,525 - - - -
Write-off of investment [in Gemfire, which was included in Other
Expense in Q4/05]
- - - 4,400 - - - - - -
Non-GAAP Net Loss
(18,412) $     (18,987) $      (17,987) $     (15,074) $   (14,680) $   (9,864) $    (8,934) $   (9,059) $   (7,064) $   (3,533) $
Non-GAAP net loss per share - basic and diluted
(0.13) $         (0.13) $          (0.12) $         (0.10) $       (0.10) $       (0.07) $      (0.06) $     (0.04) $     (0.03) $     (0.02) $

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presentation or disclosure of the information contained within by any unauthorized person is strictly prohibited.

ADVA and the ADVA logo are registered trademarks of ADVA Optical Networking. Alcatel and the Alcatel logo are a registered trademarks of Compagnie
Financière Alcatel. CIENA and the CIENA logo are registered trademarks of CIENA Corporation. Cisco and the Cisco logo are registered trademarks of
Cisco Systems, Inc. Fujitsu and the Fujitsu logo are registered trademarks of Fujitsu Limited. Huawei and the Huawei logo are registered trademarks of
Huawei Technologies Co., Ltd. Lucent and the Lucent logo are registered trademarks of Lucent Technologies, Inc. Marconi and the Marconi logo are registered trademarks of Marconi Corporation plc. Nortel and the Nortel logo are registered trademarks of Nortel Networks Limited. Siemens and the
Siemens logo are registered trademarks of Siemens AG. Tellabs and the Tellabs logo are registered trademarks of Tellabs. Zhone and the Zhone logo are registered trademarks of Zhone Technologies. ZTE and the ZTE logo are registered trademarks of ZTE Corporation.